SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 8, 2003

PAREXEL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	000-27058	04-2776269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 West Street, Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	(781) 487-9900

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press Release of PAREXEL International Corporation issued on April 8, 2003.

Item 9. (Information Provided under Item 12. Disclosure of Results of Operations and Financial Condition).

On April 8, 2003, PAREXEL International Corporation (the "Company") issued a press release (the "Press Release") updating it earnings guidance for the third quarter of fiscal year 2003 and for fiscal year 2003 in its entirety.

The full text of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K.

This Form 8-K and the Press Release are being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2003

PAREXEL INTERNATIONAL CORPORATION
By: /s/ Josef H. von Rickenbach Name: Josef H. von Rickenbach Title: Chairman and Chief Executive Officer